SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of earliest event reported: March 11, 2004

Constar International Inc.

(Exact name of registrant as specified in charter)

Delaware	000-16496	13-1889304
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Crown Way, Philadelphia, PA	(215) 552-3700	19154
(Address of Principal Executive Offices)	(Registrant’s telephone number, including area code)	(Zip Code)

Item 7.    Financial Statements and Exhibits.

(c)    Exhibits

99.1	Press Release dated March 11, 2004 announcing 2003 full year and fourth quarter results.

Item 12.     Results of Operations and Financial Condition.

On March 11, 2004, Constar International Inc. issued a press release announcing its 2003 full year and fourth quarter results. The press release was filed on Form 8-K and contained an incorrect financial table. The version of the press release issued to the newswire services contains the correct financial table. This Form 8-K/A is being filed to supply the correct version of the financial table. The information contained in the Press Release filed as Exhibit 99.1 is furnished pursuant to Item 12.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: March 11, 2004	CONSTAR INTERNATIONAL INC. By: /s/ JAMES C. COOK Name: James C. Cook Title: Executive Vice President, Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated March 11, 2004 announcing 2003 full year and fourth quarter results.